UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 29, 2011

SHENGDATECH, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada
(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

35th Floor, World Plaza 855 South Pudong Road, Pudong District, Shanghai 200120 People’s Republic of China
(Address of principal executive offices)

86-21-5835-9979
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - Matters Related to Accountants and Financial Statements

Item 4.01           Changes in Registrant’s Certifying Accountant.

On April 29, 2011, KPMG informed ShengdaTech, Inc. (the “Company”) of its resignation as the Company’s independent registered public accounting firm effective immediately.  KPMG has served as the Company’s independent registered public accounting firm since November 11, 2008.

KPMG previously informed the Company’s Audit Committee of certain concerns arising during its incomplete audits of the Company’s consolidated financial statements as of and for the year ended December 31, 2010, and the effectiveness of internal control over financial reporting as of December 31, 2010.  These concerns included serious discrepancies and unexplained issues relating to, among others: (i) the Company’s bank balances; (ii) transactions with major suppliers; (iii) VAT invoices and payments; (iv) sales and payments for sales by third parties; (v) sales to the Company’s second largest customer; (vi) discrepancies between KPMG’s direct calls to customers and confirmations returned by mail; and (vii) concerns raised by directly confirming customer sales and accounts receivables.

In a letter dated April 19, 2011, KPMG informed the board of directors of the Company that in KPMG’s view the Company’s senior management has not taken, and the board of directors has not caused senior management to take, timely and appropriate remedial actions with respect to these discrepancies and/or issues, and KPMG stated that the continued lack of resolution of the issues would materially impact the financial statements for the year ended December 31, 2010 and possibly prior periods.  The Company will authorize KPMG to respond fully to inquiries of the successor accountant, when hired, concerning the foregoing events.

Other than as set forth above, and except for the material weaknesses referred to below, from November 11, 2008, when KPMG was engaged, through KPMG’s resignation on April 29, 2011, there were (1) no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The audit reports of KPMG on the consolidated financial statements of the Company for the years ended December 31, 2008 and 2009 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except as described in the following paragraph:

KPMG’s report dated March 15, 2010 on the consolidated financial statements of the Company as of and for the years ended December 31, 2009 and 2008 refers to a retrospective change in the method of accounting for convertible notes.

The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as described in the following paragraphs:

KPMG’s report dated March 15, 2010 on effectiveness of internal control over financial reporting as of December 31, 2009 contains an explanatory paragraph that states “management excluded from its assessment of the effectiveness of ShengdaTech, Inc.’s internal control over financial reporting as of December 31, 2009, Chaodong’s internal control over financial reporting associated with total assets of $4,593,970 and nil revenue, included in the consolidated financial statements of the ShengdaTech, Inc. and subsidiaries  as of and for the year ended December 31, 2009. Our audit of internal control over financial reporting of ShengdaTech, Inc. also excluded an evaluation of the internal control over financial reporting of Chaodong.”

KPMG’s report dated March 31, 2009 indicates that the Company did not maintain effective internal control over financial reporting as of December 31, 2008 because of the effect of  material weaknesses on the achievement of the objectives of the control criteria and contains an explanatory paragraph that states “[m]aterial weaknesses have been identified and included in management’s assessment related to the lack of adequate policies, procedures and personnel to address the accounting for and disclosures of non-routine transactions and the Company’s internal control over the accounting for income taxes.”

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures it is making in Item 4.01 of this Current Report on Form 8-K prior to the time this Form 8-K was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A letter from KPMG is filed as Exhibit 16.1 to this Form 8-K.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 29, 2011, we were also informed by KPMG, our former independent accounting firm, that disclosures should be made and action should be taken to prevent future reliance on their previously issued audit reports related to the consolidated balance sheets of ShengdaTech, Inc. and its subsidiaries as of December 31, 2008 and 2009, and the related consolidated statements of income, shareholders’ equity and comprehensive income, and cash flows for the years then ended and the effectiveness of internal control over financial reporting as of December 31, 2008 and 2009.

KPMG stated that the manner of management’s conduct during the investigation by a special committee of the Company’s Board of Directors raised doubts about management’s representations provided to KPMG in connection with KPMG’s 2008 and 2009 audits of the consolidated financial statements and the effectiveness of our internal control over financial reporting of the Company.  The Chairman of our Audit Committee discussed the foregoing issues with KPMG, and the Company will authorize KPMG to respond fully to inquiries of the successor accountant, when hired, concerning the foregoing.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KPMG with a copy of the disclosures it is making in Item 4.02 of this Current Report on Form 8-K prior to the time this Form 8-K was filed with the SEC. The Company requested that KPMG furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein.  A letter from KPMG is filed as Exhibit 16.1 to this Form 8-K.

The Company issued a press release on May 5, 2011 announcing the resignation of KPMG and non-reliance on previous financial statements.  A copy of the press release is attached hereto as Exhibit 99.1 and the information therein is incorporated herein by reference.

SECTION 9 - Financial Statement and Exhibits

Item 9.01            Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

16.1	Letter of KPMG dated May 5, 2011

99.1	Press Release Dated May 5, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2011	shengdatech, Inc.

	By:	/s/ Xiangzhi Chen
	Name:	Xiangzhi Chen
	Title:	Chairman and Chief Executive Officer